EXHIBIT 99.3

PAYROLL SPECIALTIES NW, INC.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

PAYROLL SPECIALTIES NW, INC.

CONTENTS

Independent Auditors’ Report	1-2

Financial Statements

Balance Sheets	3
Statements of Income	4
Statements of Stockholder’s Equity	5
Statements of Cash Flows	6

Notes to Financial Statements	7-12

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of
Payroll Specialties NW, Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of Payroll Specialties NW, Inc. (the “Company”), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of income, stockholder’s equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Payroll Specialties NW, Inc. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Irvine, CA
March 17, 2017

PAYROLL SPECIALTIES NW, INC.
BALANCE SHEETS
DECEMBER 31, 2016 AND 2015

	2016	2015

Assets

Current Assets
Cash and cash equivalents	$153,333	$123,004
Accrued income	102,639	102,245
Prepaid expenses and other current assets	25,017	20,851
Funds held for clients	6,293,894	5,808,777

Total Current Assets	6,574,883	6,054,877

Property, Equipment and Improvements, Net	6,695	1,625

Intangible Assets, Net	12,625	13,930

Total Assets	$6,594,203	$6,070,432

Liabilities and Stockholder's Equity

Current Liabilities
Accounts payable	$28,257	$12,499
Accrued expenses and other current liabilities	223,084	170,248
Client fund obligations	6,333,513	5,887,493

Total Current Liabilities	6,584,854	6,070,240

Stockholder's Equity
Common stock, no par value, 100,000 shares authorized, 1,000 shares issued and outstanding	2,500	2,500
Retained earnings (accumulated deficit)	6,849	(2,308)

Total Stockholder's Equity	9,349	192

Total Liabilities and Stockholder's Equity	$6,594,203	$6,070,432

PAYROLL SPECIALTIES NW, INC.
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Revenues	$1,681,950	$1,498,670

Operating Expenses
Employee compensation and benefits	1,018,829	940,220
Software expense	182,986	135,602
Other operating expenses	462,422	353,498

Total Operating Expenses	1,664,237	1,429,320

Operating Income	17,713	69,350

Other (Income) Expense
Dividend income	(8,508)	(8,562)
Interest income	(2,846)	(14,823)
Investment (income) losses, net	(15,107)	15,225
Other	--	73

Total Other Income, Net	(26,461)	(8,087)

Net Income	$44,174	$77,437

PAYROLL SPECIALTIES NW, INC.
STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

			Retained
			Earnings
	Common Stock		(Accumulated
	Shares	Amount	Deficit)	Total

Balance - January 1, 2015	1,000	$2,500	$9,155	$11,655

Net income	--	--	77,437	77,437

Distributions	--	--	(88,900)	(88,900)

Balance - December 31, 2015	1,000	2,500	(2,308)	192

Net income	--	--	44,174	44,174

Distributions	--	--	(35,017)	(35,017)

Balance - December 31, 2016	1,000	$2,500	$6,849	$9,349

PAYROLL SPECIALTIES NW, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Cash Flows From Operating Activities
Net income	$44,174	$77,437
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	2,016	30,000
Bad debt expense	90,423	9,241
Changes in operating assets and liabilities:
Accrued income	(394)	(3,423)
Prepaid expenses and other current assets	(4,166)	(14,251)
Accounts payable	15,758	(316)
Accrued expenses and other current liabilities	52,836	113,482

Total Adjustments	156,473	134,733

Net Cash Provided by Operating Activities	200,647	212,170

Cash Flows From Investing Activities
Purchase of property, equipment and improvements	(5,781)	(27,279)
Purchase of capitalized software	--	(4,674)
Net change in funds held for clients	(485,117)	(1,024,976)

Net Cash Used in Investing Activities	(490,898)	(1,056,929)

Cash Flows From Financing Activities
Distribution paid to stockholder	(35,017)	(88,900)
Net change in client fund obligations	355,597	1,014,577

Net Cash Provided by Financing Activities	320,580	925,677

Net Increase in Cash and Cash Equivalents	30,329	80,918

Cash and Cash Equivalents - Beginning	123,004	42,086

Cash and Cash Equivalents - Ending	$153,333	$123,004

Supplemental Disclosure of Cash Flow Information

Cash paid during the years for:
Interest		$73

PAYROLL SPECIALTIES NW, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 1 - Description of Business

Payroll Specialties NW, Inc. (the “Company”) is an S-Corporation founded in 2006 and is headquartered in Eugene, Oregon. The Company is a payroll company providing a range of human resources solutions and specializing in payroll processing services for commercial and non-commercial entities.

In January 2017, the Company entered into an asset purchase agreement with Asure Software, Inc. (“Asure”), pursuant to which Asure purchased substantially all the assets of the Company for an aggregate consideration of $3,610,000.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements.  Such financial statements and accompanying notes are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Use of Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenue and expenses during the reported periods. The most significant of these estimates relate to the accrued income and useful lives of long-lived assets. Actual results could differ from the estimates included in the accompanying financial statements.

Cash Concentration

The Company maintains its cash balances in bank accounts with major financial institutions that, from time to time, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  The Company believes cash balances are not exposed to significant credit risk.

PAYROLL SPECIALTIES NW, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 - Summary of Significant Accounting Policies (continued)

Revenue Recognition

Revenues are primarily attributable to fees for providing payroll processing services. The Company enters into agreements for fixed fee per transaction (e.g. number of payees or number of payrolls processed). Fees associated for services are recognized in the period services are rendered and earned under service agreements with clients where fees are fixed or determinable and collectability is reasonably assured.

Fees earned but not yet billed at each reporting period are classified as accrued income.

Property, Equipment and Improvements

Property, equipment and improvements are recorded at cost, less accumulated depreciation. Depreciation expense is computed using the straight-line method over the estimated useful lives of the respective assets, which range from three to seven years.  Leasehold improvements are amortized over the economic life of the asset or term of the lease, whichever is shorter. Expenditures that materially increase the asset’s life are capitalized, while ordinary maintenance and repairs are charged to operations as incurred. Upon disposition of property and equipment, the related cost and accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is reflected in the statement of operations.

The useful lives of property, equipment and improvements are as follows:

Estimated Useful Lives
Computer and related equipment	3 - 5 years
Equipment – other	5 – 7 years
Leasehold improvements	5 – 7 years

Depreciation expense for the years ended December 31, 2016 and 2015 were $711 and $27,995, respectively.

Intangible Assets

Intangible assets is comprised of client list and capitalized software cost, which are recorded at cost less accumulated amortization. Amortization expense is computed using the straight-line method over the estimated useful lives of the respective assets.

Amortization expense for the years ended December 31, 2016 and 2015 were $1,305 and $2,005, respectively.

PAYROLL SPECIALTIES NW, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 - Summary of Significant Accounting Policies (continued)

Fair Value Measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company utilizes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 -	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying values of financial instruments, which include cash, accrued income, accounts payable and accrued expenses, approximate fair value due to their short-term maturities.

The following table presents the fair value hierarchy for the financial assets measured at fair value on a recurring basis as of December 31, 2016 and 2015, respectively:

	Level 1	Level 2	Level 3	Total

	December 31, 2016
Money market account [1]	$100,000	$--	$--	$100,000

	December 31, 2015
Money market account [1]	$80,242	$--	$--	$80,242
Equity investments [2]	296,402	--	--	296,402

	$376,644	$--	$--	$376,644

1 Included in cash and cash equivalents
2 Included in funds held for clients

PAYROLL SPECIALTIES NW, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes

The Company and its stockholder have elected since inception to be taxed as an S Corporation.  Under this election, the stockholder of the corporation is personally liable for federal and state income taxes arising from income, if any.

The Company evaluates any uncertain tax provisions in accordance with GAAP. The Company has elected to classify interest and penalties related to uncertain tax positions as a component of income tax expense. To date, the Company has not identified any uncertain tax positions and there have been no interest or penalties assessed or paid.

Note 3 - Funds Held for Clients and Client Fund Obligations

Funds held for clients represent assets that, based upon the Company’s intent, are restricted for use solely for the purposes of satisfying the obligations to remit funds relating to the Company’s payroll and payroll tax filing services, which are classified as client fund obligations on the balance sheets. Funds held for clients are held in demand deposit accounts at major financial institutions and are classified as a current asset on the balance sheets since these funds are held solely for the purposes of satisfying the client fund obligations.

Client fund obligations represent the Company’s contractual obligations to remit funds to satisfy clients’ payroll and tax payment obligations and are recorded on the balance sheets at the time that the Company impounds funds from clients.  The Company has reported client fund obligations as a current liability on the balance sheets since these are repayable within one year.

Note 4 - Accrued Expenses

Accrued expenses consist of the following at December 31:

	2016	2015
Accrued payroll	$49,702	$37,734
Contribution payable to cash balance plan	156,471	119,000
Contribution payable to 401(k) plan	16,911	13,514

Accrued Expenses	$223,084	$170,248

PAYROLL SPECIALTIES NW, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 5 - Line of Credit

The Company has a revolving line of credit with a financial institution whereby the Company is able to borrow up to $100,000 for working capital purposes that is renewed annually in December for a twelve month period unless the Company gives written notice of its intention to terminate the line of credit at least thirty days prior to the date of expiration.  The line of credit bears interest at a rate of 200 basis points in excess of the U.S. Prime rate as published in the Wall Street Journal (i.e. 5.75% at December 31, 2016).  The Company has $100,000 available on the line of credit at December 31, 2016 and 2015.

Note 6 - Employee Benefit Plans

The Company sponsors a 401(k) plan covering substantially all its full-time employees. Participants may contribute up to 100% of their gross annual compensation, not to exceed the mandatory limit defined by the Internal Revenue Code. The Company makes matching contributions in the amount of 3% of the participants’ compensation. In addition, the Company periodically makes discretionary profit-sharing contributions to the plan. The Company contributed $50,689 and $47,583 to the 401(k) plan during the years ended December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, $16,911 and $13,514 was reported as contribution payable to the 401(k) plan.

The Company sponsors a cash balance plan covering substantially all its full-time employees. Participants are entitled to 4% of their compensation and the stockholder is entitled to up to $100,000 as an employer credit. The accumulated balance earns interest credit at a 3% annualized rate. The Company accrued $156,471 and $119,000 during the years ended December 31, 2016 and 2015, respectively, as contribution payable to the cash balance plan.

Note 7 - Leases

The Company leases office space under an operating lease agreement that expires in 2019. At December 31, 2016, future minimum rentals under this agreement are as follows:

For the years ending December 31,	Amount
2017	$49,817
2018	49,817
2019	8,303

$107,937

Rent expense amount to $51,031 and $37,080 during the years ended December 31, 2016 and 2015.

PAYROLL SPECIALTIES NW, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 8 - Subsequent Events

The Company evaluated subsequent events through March 17, 2017, the date these financial statements were available to be issued.  Except for the matter disclosed in Note 1, there were no material subsequent events that required recognition or additional disclosure in the accompanying financial statements.